Prospectus supplement dated January 11, 2016
to the following prospectus(es):
America's marketFLEX Annuity, America's marketFLEX II Annuity, America's marketFLEX Edge Annuity and America's marketFLEX Advisor Annuity prospectuses dated May 1, 2015
America’s marketFLEX VUL prospectus dated May 1, 2008
This supplement updates certain information contained in your prospectus. Please read it and keep it with your prospectus for future reference.
Your prospectus currently indicates that the Rydex Variable Trust – Commodities Strategy Fund invests in mutual funds that prohibit active trading strategies ("Limited Transfer Funds"). Your prospectus has been corrected to indicate that Rydex Variable Trust – Commodities Strategy Fund invests in mutual funds that support active trading strategies ("Actively Traded Funds").
Accordingly, the Actively Traded Funds and Limited Transfer Funds listed in the Transfer Requests section of your prospectus have been updated to reflect this correction. Furthermore, Appendix A: Underlying Mutual Funds has been modified to remove the designation for Limited Transfer Funds associated with Rydex Variable Trust – Commodities Strategy Fund and replaced with the designation for Actively Traded Funds.
PROS-0309